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FOR IMMEDIATE RELEASE
                                    Contact:
                                    Timothy A. Bonang
                                    Manager of Investor Relations
                                    (617) 332-9530
                                    www.rmrfunds.com


                  RMR Funds Announce Results of Annual Meeting

     Newton, MA (May 8, 2007): RMR Real Estate Fund (AMEX: RMR), RMR F.I.R.E. Fund (AMEX: RFR), RMR Preferred Dividend Fund (AMEX: RDR) and RMR
Asia Pacific Real Estate Fund (AMEX: RAP) (hereinafter RMR, RFR, RDR and RAP are collectively referred to as the "RMR Funds") announced the results of their annual meetings of shareholders held today as follows:

         Election of Trustees. Arthur G. Koumantzelis and Barry M. Portnoy were elected as Class III trustees of each of the RMR Funds to serve three year terms until the annual meetings in 2010. The preliminary tabulations of the percentages of shareholders' votes cast for each of these trustees are as follows:


                                                                   Percentage Of
Fund                                    Trustee                    Votes Cast

RMR Real Estate Fund                    Arthur G. Koumantzelis         93.08%
                                        Barry M. Portnoy               99.00%


RMR F.I.R.E. Fund                       Arthur G. Koumantzelis         97.03%
                                        Barry M. Portnoy               97.50%

RMR Preferred Dividend Fund             Arthur G. Koumantzelis         97.59%
                                        Barry M. Portnoy               95.00%

RMR Asia Pacific Real Estate Fund       Arthur G. Koumantzelis         88.73%
                                        Barry M. Portnoy               88.17%

         Other Matters. In addition to the elections of trustees, this year's meetings of shareholders also considered an amendment to each of the RMR Funds' declarations of trusts to provide explicitly that any shareholder that breaches a fund's declaration of trust or bylaws will indemnify and hold harmless the fund from any cost or other damages (including attorneys fees) arising from the shareholder's breach. This proposed amendment was adopted by each of the RMR Funds, as follows:

                                                   Percentage
                                                   Of Votes
                                                   Cast In Favor Of
Fund                                               The Amendment
----                                               ---------------

RMR Real Estate Fund                                    89.56%

RMR F.I.R.E. Fund                                       93.87%

RMR Preferred Dividend Fund                             93.52%

RMR Asia Pacific Real Estate Fund                       92.28%

         The RMR Funds believe that applicable law may allow them to recoup costs and damages which arise from breaches of their declarations of trusts or bylaws. However, the RMR Funds determined to amend the declarations of the trusts to make these rights explicit after an affiliated fund incurred substantial costs as a result of an apparently intentional breach of that affiliated fund's declaration of trust and bylaws by Phillip Goldstein and his Bulldog Investors hedge fund. That RMR affiliated fund, RMR Hospitality and Real Estate Fund (AMEX: RHR), previously held its 2007 annual meeting of shareholders in March when Goldstein's nominations and proposals were defeated, and RHR currently is pursuing litigation against Goldstein and his hedge fund to enforce its declaration of trust.

                  WARNING REGARDING FORWARD LOOKING STATEMENTS

         THE FOREGOING PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE RMR FUNDS' PRESENT BELIEFS AND EXPECTATIONS, BUT THEY MAY NOT OCCUR. FOR EXAMPLE:

o THIS PRESS RELEASE REPORTS THE PRELIMINARY TABULATIONS OF VOTES OF SHAREHOLDERS AND IMPLIES THAT THE FINAL RESULTS OF THE TABULATIONS OF VOTES MAY BE THE SAME. IN FACT, THE PRELIMINARY TABULATIONS ARE SUBJECT TO FINAL COUNTINGS OF VOTES AND VERIFICATIONS THEREOF BY THE APPOINTED INSPECTOR OF ELECTIONS. THE FINAL VOTES MAY BE DIFFERENT FROM THE RESULTS IMPLIED BY THE PRELIMINARY TABULATIONS.

o THIS PRESS RELEASE STATES THAT THE RMR FUNDS BELIEVE THAT APPLICABLE LAW MAY ALLOW THEM TO RECOUP COSTS AND DAMAGES WHICH ARISE FROM BREACHES OF THEIR DECLARATIONS OF TRUSTS AND BYLAWS AND THAT RMR HOSPITALITY AND REAL ESTATE FUND IS CURRENTLY PURSUING LITIGATION AGAINST PHILLIP GOLDSTEIN AND HIS HEDGE FUND TO ENFORCE ITS DECLARATION OF TRUST. THE IMPLICATION OF THESE STATEMENTS MAY BE THAT RHR WILL RECOVER ITS COSTS AND DAMAGES FROM GOLDSTEIN AND HIS HEDGE FUND. IN FACT, RESULTS OF LITIGATION ARE IMPOSSIBLE TO PREDICT. GOLDSTEIN IS DEFENDING THIS LITIGATION BY ASSERTING THAT THE COURT IN WHICH IT
         IS PENDING LACKS JURISDICTION AND HIS ATTORNEYS HAVE STATED THAT HE MAY ASSERT COUNTERCLAIMS AGAINST RHR IF HIS JURISDICTION DEFENSE FAILS. IF RHR ACHIEVES RECOUPMENT FROM GOLDSTEIN, SUCH RECOUPMENT MAY ONLY BE AWARDED AFTER CONSIDERABLY MORE COSTS ARE INCURRED AND THE AMOUNT OF THAT RECOUPMENT MAY NOT EQUAL RHR'S TOTAL COSTS. ALSO, RHR MAY DECIDE THAT A COST BENENFIT ANALYSIS OF THE LITIGATION MAKES SETTLEMENT APPROPRIATE.

         INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.